UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2005

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-21696                   22-3106987
 (State or other jurisdiction      (Commission              (I.R.S. Employer
      of incorporation)            File Number)            Identification No.)


            26 Landsdowne Street, Cambridge, Massachusetts        02139
               (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  Other Events.

     In a press release dated April 20, 2005, ARIAD Pharmaceuticals, Inc. announced that its novel mTOR inhibitor, AP23573, has been designated a fast-track product by the U.S. Food and Drug Administration (FDA) for the treatment of soft tissue and bone sarcomas. The FDA's decision was based, in part, on review of both Phase 1 and Phase 2 clinical trials of AP23573 conducted by ARIAD in refractory sarcoma patients and the recognition that soft tissue and bone sarcomas are serious and life-threatening conditions for which treatment options are limited or non-existent. The FDA's fast-track program is designed to facilitate the development and expedite the review of new drugs that have the potential to address unmet medical needs. Based on today's announcement, ARIAD will pursue treatment of soft tissue and bone sarcomas as the initial registration path for AP23573. A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item
     8.01 of this Current Report on Form 8-K.


ITEM 9.01  Financial Statements and Exhibits.

     (c)   The following exhibits are filed with this report

           Exhibit
           Number            Description
           -------           -----------
           99.1              Press release dated April 20, 2005.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ARIAD Pharmaceuticals, Inc.

                                           By: /s/ Edward M. Fitzgerald
                                               ---------------------------------
                                               Edward M. Fitzgerald
                                               Senior Vice President and Chief
                                               Financial Officer

Date: April 20, 2005




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


                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number             Description
-------            -----------
99.1               Press release dated April 20, 2005.




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